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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                April 16, 2001


                               FILM ROMAN, INC.
                 --------------------------------------------
              (Exact name of registrant as specified in charter)

            Delaware                    000-29642         95-4585357
     (State or other jurisdiction      (Commission       (IRS Employer
          of incorporation)            File Number)   Identification No.)

                        12020 Chandler Blvd., Suite 200
                       North Hollywood, California 91607
              --------------------------------------------------
             (Address of Principal Executive Offices)  (ZIP Code)

                                (818) 761-2544
                 --------------------------------------------
              Registrant's Telephone Number, Including Area Code

                                      N/A
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On April 16, 2001, Film Roman, Inc. (the "Company") announced that it had formally notified Pentamedia Graphics, Ltd. ("Pentamedia") of Pentamedia's breach on April 13, 2001 of the Stock Purchase Agreement (the "Agreement") between the two companies. Pentamedia failed to tender payment of $15,000,000 in exchange for Film Roman common stock that the Company is and was prepared to issue pursuant to the Stock Purchase Agreement. Under the terms of the Agreement, Pentamedia was to receive a 60% stake of Film Roman in the form of newly issued common stock. Pentamedia has 15 days to cure the breach and tender payment for the shares before Film Roman can terminate the Agreement and initiate arbitration proceedings.

        A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Not applicable.
        (b)  Not applicable.
        (c)  Exhibits.

             (1)  99.1 Press Release dated April 16, 2001, of the Company.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FILM ROMAN, INC.


                                       By:  /s/ John Hyde
                                            ------------------------------------
                                            John Hyde, President and
                                            Chief Executive Officer and Director



Dated:  April 16, 2001

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                                 EXHIBIT INDEX


Exhibit       Description
-------    --------------

99.1       Press Release dated April 16, 2001, of the Company.

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